EXHIBIT 10.4

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT, AS INDICATED BY “XXX”, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1

TO SUPPLY AGREEMENT

BETWEEN

ZUCKERMAN HONICKMAN, INC.

AND

JONES SODA CO.

THIS AMENDMENT (“Amendment”) is dated effective as of June 27, 2004 and amends that certain Supply Agreement by and between Jones Soda Co. (“Jones”) and Zuckerman Honickman, Inc. (“ZH”) dated effective January 1, 2004 (“Agreement”).

The parties hereby agree:

1. The text of Exhibit C to the Agreement is hereby DELETED in its entirety and replaced with the following:

In full and final payment for all mold costs incurred in connection with production of the 20 ounce Bottles (including but not limited to the “east coast mold cost” and “west coast mold cost”) Jones will make a single lump sum payment of Thirty Thousand and no/100 Dollars ($30,000.00) on or before July 31, 2004.

2. All references to payment for mold costs as set forth in the Agreement shall be deemed fully satisfied upon payment of the $30,000 referenced in Section 1 of this Amendment.

3. Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain in full force and effect.

4. This Amendment may be executed in counterparts.

5. Jones Soda will provide ZH/OI with XXXXX to XXXXX any XXXXX. ZH/OI will have 5 business days from receipt of any such XXXXX to notify Jones Soda of XXXXX, in which events ZH/OI will XXXXX.

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Certain information has been omitted from this page, as indicated by “XXX”, pursuant to a request for confidential treatment that has been filed separately with the SEC.

This Amendment No. 1 to Supply Agreement has been executed by the authorized representatives of the parties on the dates shown below.

ZUCKERMAN HONICKMAN, INC.

By:	/s/

Title:

Date:

JONES SODA CO.

By:	/s/

Title:

Date:

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